                                                                    EXHIBIT 10.1

                            NOTE PURCHASE AGREEMENT

                  THIS NOTE PURCHASE AGREEMENT (the "Agreement"), is dated as of September 28, 2001 and is among Oakwood Advance Receivables Company, L.L.C. (the "Company"), a Nevada limited liability company, Oakwood Acceptance Corporation ("Oakwood Acceptance"), a North Carolina corporation, and each of their respective successors, and the Purchasers listed on Schedule I attached hereto, and their successors and assigns (individually, a "Purchaser" and collectively, the "Purchasers").

                                  WITNESSETH:

                  Pursuant to a Receivables Contribution Agreement, dated as of September 28, 2001 (the "Receivables Contribution Agreement"), by and between Oakwood Acceptance and the Company, Oakwood Acceptance will convey certain Receivables to the Company and the Company shall purchase such Receivables on the Closing Date and during the Funding Period. The Company will fund its purchase of such Receivables by issuing the Notes to the Purchasers on the Closing Date pursuant to an Indenture dated as of September 28, 2001 (the "Indenture"), by and among the Company, as Issuer, The Chase Manhattan Bank, as Trustee (the "Trustee"), Verification Agent and Paying Agent, and Oakwood Acceptance, individually and as REMIC Servicer. The Notes will be secured by the Receivables and certain other assets of the Trust (collectively, the "Trust Estate").

                  The sale of the Notes to the Purchasers will be made without registration of the Notes under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act.

                  NOW THEREFORE, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  All capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the Indenture.

                                  ARTICLE II

                                     NOTES

                  Section 2.1 On the Closing Date, the Company shall in accordance with the terms of the Indenture issue the Notes. The Company hereby agrees to sell $50,000,000 principal amount of such Notes to the Purchasers and, subject to the terms and conditions and in reliance upon the covenants, representations and warranties herein set forth, the Purchasers agree to purchase such Notes on the Closing Date in the denominations and at the purchase prices (the "Purchase Price") set forth on Schedule I attached hereto.

                  Section 2.2 The closing of the issuance and sale of the Notes (the "Closing") shall be held at the offices of Dewey Ballantine LLP, New York, New York, at 10:00 a.m., New York City time, or at such other place as the parties shall designate, on September 28, 2001, or at such later date as the parties shall designate, which date and time may be postponed by agreement between the Purchasers and the Company (such date and time of delivery and payment for such Notes being herein referred to as the "Closing Date"). The Notes to be issued on the Closing Date shall be registered in such names and in such denominations as the Purchasers may request not less than one Business Day in advance of the Closing Date.

                  Section 2.3 The Purchase Price for the Notes shall be paid on the Closing Date by wire transfer of immediately available federal funds or in other immediately available funds to the account set forth in
Schedule II hereto.

                  In addition to delivery of the Notes, the Company shall, at the request of the Purchasers, execute and deliver at the Closing Date such receipts, endorsements, and other documents as the Purchasers may reasonably request.

                  Section 2.4 If by 1:00 p.m., New York City time, on the Closing Date, the Company fails to deliver to the Purchasers the Notes to be purchased or if the conditions set forth in Article III hereof have not been fulfilled or waived by the Purchasers in accordance with the terms hereof, the Purchasers thereupon may elect to be relieved of all further obligations under this Agreement.

                                  ARTICLE III

                           CONDITIONS TO THE CLOSING

                  Section 3.1 The obligation of the Purchasers to purchase the Notes and to be bound by the terms of this Agreement and to pay their respective Purchase Price on the Closing Date is subject to (i) performance by the Company and Oakwood Acceptance of all their obligations under this Agreement on each of their parts to be performed on or prior to the Closing Date, (ii) the accuracy of the representations and warranties of each of the Company and Oakwood Acceptance set forth herein and in the Indenture,
(iii) the accuracy of the statements of the Company or Oakwood Acceptance, as applicable, in any certificates delivered pursuant to the provisions hereof and
(iv) satisfaction of the conditions hereinafter set forth as of the Closing
Date.

                  On the Closing Date, the following conditions shall have been satisfied:

                  3.1.1 The representations and warranties made by each of the Company and Oakwood Acceptance in each Transaction Document to which it is a party shall be true and correct in all material respects on and as of the Closing Date as if they had been made on the Closing Date (except to the extent a different date is specified in any such agreement or document); each of the Company and Oakwood Acceptance shall have performed and complied with all agreements and conditions in each Transaction Document to which it is a party required to be performed or complied with on or before the Closing Date; and no event shall have occurred and no condition shall exist which would constitute a Default or an Event of Default under, and as defined in, the Indenture or any other Transaction Document, either with or without notice or lapse of time, or both. Each of the Company and Oakwood Acceptance shall have delivered to the Purchasers an Officer's Certificate, to the effect that the signer of such certificate has carefully examined each Transaction Document and that (i) the representations and warranties of the Company and Oakwood Acceptance in each Transaction Document to which it is a party are true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date; and (ii) the Company or Oakwood Acceptance, as applicable, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date pursuant to the terms of each Transaction Document to which it is a party. The Trustee shall have delivered an Officer's Certificate signed by a duly authorized officer to the effect that the Transaction Documents to which the Trustee is a party have been duly authorized, executed and delivered and with respect to authorizing resolutions and organizational documents of the Trustee.

                  3.1.2 Each Transaction Document shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall be in full force and effect on the Closing Date and shall be satisfactory in all respects in form and substance to the Purchasers, and the Notes shall be validly issued and outstanding and entitled to the benefit of the Indenture.

                  3.1.3 All corporate, limited liability company and other proceedings in connection with the establishment and capitalization of the Company and all documents and certificates incident thereto shall be satisfactory in form and substance to the Purchasers and its special counsel, and the Purchasers shall have received such other documents and certificates incident to such transaction as the Purchasers or such counsel shall reasonably request.

                  3.1.4 Each party shall have performed and complied with all agreements and conditions contained herein and in the other Transaction Documents and all other documents delivered in connection herewith or therewith which are required to be performed or complied with by such party before or at the Closing Date.

                  3.1.5 The Purchasers shall have received the following, in each case in form and substance satisfactory to it and its special counsel:

                           (i) an Officer's Certificate, dated the Closing Date, signed by an authorized representative of the Company, to the effect that the issuance, sale and delivery of the Notes by the Company and the execution, delivery and performance by the Company, and the authority of the person or persons executing and delivering each Transaction Document to which it is a party and any other documents executed by or on behalf of the Company in connection with the transactions contemplated hereby have been duly authorized;

                           (ii)     a copy of resolutions of Oakwood
         Acceptance, certified by an officer of Oakwood Acceptance as of the Closing Date, duly authorizing the execution, delivery and performance by Oakwood Acceptance of each Transaction Document to which it is a party and any other documents executed by or on behalf of Oakwood Acceptance in connection with the transactions contemplated hereby; and an incumbency certificate of Oakwood Acceptance as to the person or persons executing and delivering each such document; and

                           (iii) such other documents and evidence with respect to the Company, Oakwood Acceptance and the Trustee as the Purchasers may reasonably request in order to establish the natural, corporate or limited liability company existence and (with respect to the Company, Oakwood Acceptance and the Trustee) good standing of each thereof, the proper taking of all appropriate proceedings in connection with the transactions contemplated hereby and the compliance with the conditions set forth in Article III hereof.

                  3.1.6 No action or proceeding shall have been instituted nor shall any governmental action be threatened before any court or government agency nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency to set aside, restrain, enjoin or prevent the performance of any Transaction Documents or any of the other agreements or the transactions contemplated hereby.

                  3.1.7 The Purchasers shall have received, on or before the Closing Date, evidence reasonably satisfactory to them that the Collection Account and all other trust accounts shall have been established pursuant to the Indenture.

                  3.1.8 The Purchasers shall have received, on or before the Closing Date, evidence reasonably satisfactory to them that the Reserve Account has been established pursuant to the Indenture, and that the Company shall have deposited an amount equal to the amount required to be deposited pursuant to the Indenture in the Reserve Account on or before the Closing Date.

                  3.1.9 All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained by or from any federal, state or other governmental authority or agency, or by or from any trustee or holder of any indebtedness or obligation of the Company or Oakwood Acceptance, or that are necessary or, in the opinion of counsel to the Purchasers, advisable in connection with the transactions contemplated in the Transaction Documents and herein shall have been delivered to the Purchasers.

                  3.1.10 Any taxes, fees and other governmental charges which are due and payable in connection with the execution, delivery and performance of the Transaction Documents and the execution, delivery, sale and performance of the Notes shall have been paid by the Company or Oakwood Acceptance, as applicable, at or prior to the Closing Date.

                  3.1.11   [Reserved]

                  3.1.12 The Company shall have good and marketable title to the Receivables and the other assets of the Trust Estate, free and clear of all liens and encumbrances, and shall not have sold, transferred, pledged or assigned to any Person other than the Trustee any of its right, title or interest in the Receivables or any other assets of the Trust Estate.

                  3.1.13 The Trustee or its agent shall have received, and shall hold in trust pursuant to the Indenture, the Trust Estate, including the Receivables and all documents, instruments and other assets required by the Indenture to be delivered to the Trustee with respect thereto as of the Closing Date.

                  3.1.14 No event has occurred and is continuing or would result from such issuance that would constitute an Event of Default under the Indenture or any supplement thereto but for the requirement that notice be given or time elapsed or both.

                  3.1.15   [Reserved]

                  3.1.16 The Purchasers shall have received evidence on or before the Closing Date that the Company and Oakwood Acceptance shall have (i) caused all required UCC-1 and UCC-3 financing statements and/or other registrations in respect of the Receivables to be prepared and, promptly upon the Closing Date, duly filed in the manner required by the laws of each appropriate jurisdiction and performed all other actions required to perfect the interest of the Trustee for the benefit of the Noteholders in the Receivables, (ii) paid, or caused to be paid, upon the Closing Date, all transfer taxes, documentary stamp taxes and filing fees incurred in connection therewith and (iii) upon request of the Purchasers, delivered UCC lien and any other applicable search results to the Purchasers with respect to the Company and Oakwood Acceptance.

                  3.1.17 Since the Closing Date, there has been no material adverse change in the business, operations, properties, assets or condition or prospects (financial or otherwise) of Oakwood Acceptance or any affiliate thereof, or any development involving a material adverse prospective change in or affecting the business or properties of Oakwood Acceptance or any affiliate thereof, the effect of which, in the judgment of the Purchasers, can be reasonably expected to have a material and adverse effect on the Purchasers investment or contemplated investment in the Notes or to make it impractical or inadvisable to proceed with the offering or the delivery of the Notes as contemplated by the Indenture and this Agreement.

                  3.1.18 The Purchasers shall have received a copy of a certification from the Trustee provided pursuant to Section 2.05 of the Indenture that it has received a copy of the underlying REMIC Pooling Agreements and all the amendments thereto.

                  3.1.19 No fact or condition shall exist under applicable law or applicable regulations thereunder or interpretations thereof by any regulatory authority which in the Purchasers' reasonable opinion would make it illegal for the Company to issue and sell the Notes or for the Company or any of the other parties thereto to perform their respective obligations under the Indenture or any other Transaction Document.

                  3.1.20 The Purchasers shall have received the original executed and authenticated Notes, and the Company, Oakwood Acceptance, the Purchasers and the Trustee shall each have received a fully executed counterpart original and any required conformed copies of all Transaction Documents and any related documents delivered at or prior to the Closing Date.

                  3.1.21 All corporate, limited liability company, trust and other proceedings in connection with the sale of the Notes and the transactions contemplated hereby and all documents and certificates incident thereto shall be satisfactory in form and substance to the Purchasers and their special counsel, and the Purchasers shall have received such other documents and certificates incident to such transaction as the Purchasers or such counsel shall reasonably request.

                  3.1.22 The Purchasers shall have received favorable opinion letters, addressed to the Purchasers, in form and substance acceptable to the Purchasers and their special counsel (which may be relied upon by assignees and participants), dated the Closing Date, of (i) Hunton & Williams, special counsel to the Company and Oakwood Acceptance and (ii) legal counsel to the Trustee.

                  3.1.23 The Company and Oakwood Acceptance shall, by the Closing Date, cause to be obtained and delivered in writing to the Purchasers a private placement number assigned by Standard & Poor's Ratings Group CUSIP Service Bureau with respect to the Notes. All fees and expenses payable in connection with such number shall be paid by the Company.

                  3.1.24 The Initial Fixed Rate Note Balance shall be $50,000,000 and the Collateral Requirement, calculated immediately subsequent to the issue of the Notes, will be satisfied.

                  3.1.25   [Reserved]

                  3.1.26   [Reserved]

                  3.1.27 The fees, expenses and disbursements of Dewey Ballantine LLP, as counsel to the Purchasers, have been paid on or prior to Closing.

                  3.1.28 The Rating Agency shall have delivered a rating letter, dated the Closing Date, assigning a rating to the Notes of "A".

                  3.1.29 The purchase by the Purchasers of the Notes shall be permitted by the laws and regulations to which the Purchasers are subject, without recourse to the provisions permitting limited investments without restriction as to the character thereof.

                  If any of the conditions specified in this Article III shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and Notes mentioned above or elsewhere in this Agreement shall not be in all respects satisfactory in form and substance to the Purchasers, this Agreement and all obligations of the Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Purchasers. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopy confirmed in writing.

                                  ARTICLE IV

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Section 4.1 In order to induce the Purchasers to purchase the Notes from the Company, each of the Company and Oakwood Acceptance, as to itself only, severally represents, warrants and covenants to the Purchasers on the Closing Date and on each Funding Date as follows (but in each case only with respect to the portions of the representations, warranties and covenants that specifically refer to it):

                  4.1.1 Each of the Company and Oakwood Acceptance, as applicable, (i) is a corporation, business trust or a limited liability company, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization; (ii) has all requisite power and authority and all licenses and permits to own and operate its properties and to carry on its business as now conducted, and to enter into and perform its obligations under each Transaction Document to which it is a party and the transactions contemplated thereby, including, in the case of the Company, the issuance and sale of the Notes and the performance of its obligations thereunder; and (iii) has duly qualified and is authorized to do business and, if applicable, is in good standing as a foreign corporation or limited liability company (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction where the character of its properties or the nature of its activities makes such qualification materially necessary.

                  4.1.2 Each Transaction Document to which the Company and Oakwood Acceptance, as applicable, is a party has been duly authorized and, when executed and delivered by such Person will constitute valid, binding and enforceable obligations of such Person in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of such Person and to general principles of equity.

                  4.1.3 No event has occurred and is continuing that constitutes, or with the passage of time or the giving of notice or both would constitute a Default or an Event of Default under, and as defined in, the Indenture or any other Transaction Document. Neither the execution and delivery of the Transaction Documents by the Company or Oakwood Acceptance, as applicable, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents (i) conflicts with or results in any breach or violation of any provision of the certificate of incorporation, articles of organization, operating agreements, bylaws or other organizational document of the Company or Oakwood Acceptance, as applicable, or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Company or Oakwood Acceptance, as applicable, or any of their respective properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Company or Oakwood Acceptance, as applicable; or (ii) constitutes a default by the Company or Oakwood Acceptance, as applicable, under or a breach of any provision of any indenture, contract, agreement, mortgage, deed of trust or other instrument to which they are a party or by which they or any of their properties are or may be bound or affected.

                  4.1.4 The Notes have been duly and validly authorized by the Company and, when duly and validly executed and authenticated by the Trustee in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture.

                  4.1.5 The Company had at all relevant times and now has full power and authority to purchase and own the Receivables and has full power and authority to Grant the Trust Estate, has duly authorized such Grant by all necessary action, and does not require any member approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Company other than such as have been obtained.

                  4.1.6 The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which either the Company or Oakwood Acceptance is a party and the fulfillment of the terms hereof and thereof are legal and will not (i) conflict with, or result in a breach of any of the provisions of, or constitute a default under, any of the provisions of any indenture, mortgage, deed of trust, contract, agreement, charter instrument, by-law or other instrument to which such Person is a party or by which such Person or their respective property is bound, (ii) result in the creation or imposition of any lien upon any of the properties or assets of such Person pursuant to the terms of any such indenture, mortgage, deed of trust, contract, agreement, charter instrument, by-law or other instrument, or (iii) in the case of each of the Company and Oakwood Acceptance, violate any of the provisions of the articles of incorporation or articles of organization, as applicable, or by-laws or operating agreement, as applicable, of such Person.

                  4.1.7 No form of general solicitation or general advertising was used by the Company or Oakwood Acceptance or their representatives in connection with the offer and sale of the Notes. Neither the Company nor Oakwood Acceptance has offered, in this offering or any offering that would be integrated with this offering under any applicable securities law, any of the Notes or any similar security of the Company for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser, other than not more than two institutional investors, which was offered a portion of the Notes at private sale for investment. Neither the Company nor Oakwood Acceptance, nor anyone acting on their behalf have offered or sold, nor will any of them offer or sell, any Note or any part thereof or any similar security for issue or sale to, or solicit any offer to acquire any of the same from, anyone in any manner that would render the issuance and sale of the Notes a violation of the Securities Act, the rules or regulations thereunder, or the securities laws of any state of the United States or require registration pursuant thereto, nor have they authorized, nor will they authorize, any Person to act in such manner. It is not necessary in connection with the offer, sale and delivery of the Notes to register the Notes under the Securities Act.

                  4.1.8    [RESERVED]

                  4.1.9 The Company is not required to register as an "investment company" and is not under the control of an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the Indenture is not required to be qualified as an "indenture" pursuant to the terms of the Trust Indenture Act of 1939, as amended.

                  4.1.10 There is no pending action, suit, proceeding or investigation, including but not limited to any such proceeding or investigation resulting from the ownership or use of any of the Receivables, against or affecting the Company or Oakwood Acceptance before any court, administrative agency, arbitrator or governmental body against the Company or Oakwood Acceptance or, to the best knowledge of either the Company or Oakwood Acceptance, any threatened action or proceeding, including but not limited to any such proceeding or investigation resulting from the ownership or use of any of the Receivables, against or affecting the Company or Oakwood Acceptance before any of the foregoing which, if decided adversely to such Person, would materially affect (i) the condition (financial or otherwise), business, properties, prospects, profits or operations of such Person, (ii) the ability of such Person to perform their respective obligations under, or the validity or enforceability of, any Transaction Document to which it is a party or (iii) the Trustee's ability to foreclose or otherwise enforce its interest in the Receivables as contemplated under the Indenture and the Administration Agreement. Neither the Company nor Oakwood Acceptance is subject to any order of any court, governmental authority or agency or arbitration board or tribunal.

                  4.1.11 No consent, approval, authorization, order of, or filing, registration, qualification with any court or other governmental authority in respect of either of the Company or Oakwood Acceptance is necessary or required in connection with the authorization, execution, delivery or performance by such Person of this Agreement or any other Transaction Document to which it is a party or any of the other documents or transactions contemplated thereby, including without limitation, the sale, transfer and assignment of the Trust Estate to the Trustee, the filing of any appropriate UCC financing statements or the offer, issue, sale, delivery or performance of the Notes, other than that consent, approval, authorization, order, filing, registration or qualification which has been obtained.

                  4.1.12 No information supplied in writing by, or on behalf of, the Company or Oakwood Acceptance to the Purchasers in connection with the transactions contemplated by the Indenture and the Transaction Documents, in each case as of the Closing Date, other than information supplied by or on behalf of an Obligor (as to which the Company makes no representation), contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. There is no fact peculiar to the Company, Oakwood Acceptance or any Affiliate of such Person or, to the knowledge of such Person, any Receivable or other Person which such Person, as applicable, has not disclosed to the Purchasers in writing which materially affects adversely nor, so far as such Person, as applicable, can now reasonably foresee, will materially affect adversely the financial condition, affairs or prospects of, or the ability of, such Person, as applicable, to perform the transactions contemplated by the Transaction Documents.

                  4.1.13 None of the transactions contemplated herein (including, without limitation thereof, the use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Securities Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Company does not own or intend to carry or purchase, and no proceeds from the sale of the Notes will be used to carry or purchase, any "margin stock" within the meaning of Regulation U or to extend "purpose credit" within the meaning of Regulation U.

                  4.1.14 The representations and warranties of the Company and Oakwood Acceptance, as the case may be, in the Indenture and the other Transaction Documents to which it is a party are true and correct and are hereby incorporated by reference as if each such representation and warranty were specifically made herein.

                  4.1.15 Each of the Company and Oakwood Acceptance, as applicable, is not a party to any contract or agreement, or subject to any charter or other corporate or limited liability company restriction, which materially and adversely affects its business. The Company has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its properties or any of the Trust Estate, whether now owned or hereafter acquired, to be subject to a lien not permitted by the Transaction Documents.

                  4.1.16 For so long as any of the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will cause to be provided to any Noteholder and any prospective purchaser of Notes designated by a holder of such Notes, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act.

                  4.1.17 The Company and Oakwood Acceptance will comply in all material respects with all requirements of law applicable to such Person relating to the performance of its obligations under this Agreement and the Notes.

                  4.1.18 The Company agrees upon request to furnish the Purchasers copies of the Transaction Documents, the underlying REMIC Pooling Agreements listed in Schedule 2 to the Indenture and any documents furnished to the Company pursuant to the terms of the Transaction Documents and such other information and documents relating to the Notes and the Receivables as the Purchasers may request.

                  4.1.19 The Company and Oakwood Acceptance agree not to enter into any amendment or supplement to or modification of the Transaction Documents or grant any waiver or consent under the Transaction Documents without the consent of the Majority Noteholders or the Noteholders, as the case may be, as required under the Transaction Documents.

                  4.1.20 The Company and Oakwood Acceptance agree not to enter into any material amendment or supplement to or modification of the underlying REMIC Pooling Agreements listed in Schedule 2 to the Indenture without the consent of the Majority Noteholders.

                  4.1.21 The Company and Oakwood Acceptance agree to furnish the Purchasers with all reports and information relating to the Notes and the underlying REMIC Trusts which are delivered pursuant to the Transaction Documents promptly upon receipt thereof.

                  4.1.22   [Reserved].

                  4.1.23   [Reserved].

                  4.1.24   [Reserved].

                  Section 4.2 (a) The Purchasers understand and acknowledge that the Notes have not been registered under the Securities Act nor pursuant to the securities or blue sky laws of any State. Each of the Purchasers represents that it is not acquiring the Notes with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of its property shall at all times be and remain within its control. Each of the Purchasers represents that it is an "accredited investor" as defined in Regulation D of the Securities Act and an "insurance company" as defined in Section 2(13) of the Securities Act. Each Purchaser represents that it is a sophisticated investor capable of evaluating the risks involved in an investment in the Notes, that it can afford a complete loss of its investment, has received a copy of the Transaction Documents and acknowledges that it has had access to such financial and other information, and has been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as each such Purchaser deems necessary in connection with its decision to purchase Notes.

                  (b) Each of the Purchasers represents that it is an insurance company duly and validly existing under the laws of the state of its organization and represents that the source of funds from which its investment is to be made is either (i) a general account of an insurance company and all requirements for exemption under Prohibited Transaction Class Exemption 95-60 are met with respect to the use of the general account's funds to purchase the Notes or (ii) a separate account within the meaning of Section 3(17) of ERISA, which account is both a "pooled separate account" within the meaning of Prohibited Transaction Class Exemption 90-1 ("PTE 90-1") and an "investment fund" within the meaning of Part V of Prohibited Transaction Class Exemption 84-14 ("PTE 84-14"); provided, with respect to an investment from a source of funds pursuant to (ii) above:

                           (A) all requirements for exemption under PTE 90-1 are met with respect to the use of the separate account's funds to purchase the Notes;

                           (B) it meets the definition of a "Qualified Professional Asset Manager" within the meaning of Part V(a) of PTE 84-14;

                           (C) it has negotiated the terms, and made the decision, on behalf of the separate account to enter into the purchase of the Notes, which was not a part of an arrangement designed to benefit a party in interest; and

                           (D)      to the best of its knowledge after
         reasonable investigation and on the basis of the disclosure provided by the Company to date, all conditions for application of PTE 84-14 are met with respect to those plans holding interests of ten percent or greater in the separate account.

                                   ARTICLE V

                                    EXPENSES

                  Section 5.1 Whether or not the transactions contemplated hereby shall be consummated, the Company will pay or cause to be paid all present and future recording and filing fees, and all reasonable legal, financial and miscellaneous out-of-pocket expenses and costs incurred in connection with the negotiation and consummation of this Agreement, the issuance and sale of the Notes and the transactions hereby contemplated, including, but not limited to (i) all taxes, including without limitation, sales, transfer, documentary stamp and similar taxes, applicable to such transactions, together with interest and penalties, if any, thereon, but excluding any taxes of the Purchasers imposed on or measured by the Purchasers' income, (ii) the fees and out-of-pocket expenses of the Trustee incurred in connection with such transactions on or before the Closing Date (including reasonable legal fees or expenses), (iii) the fees and expenses of Standard & Poor's in connection with obtaining a private placement number with respect to the Notes and (iv) the fees and expenses incurred in connection with obtaining a rating for the Notes from a Rating Agency, including, but not limited to, all reasonable fees, expenses and disbursements of counsel, independent accountants or other third parties necessary to effect such a rating. The Company further agrees to pay the fees, charges and expenses of Dewey Ballantine LLP, special counsel for the Purchasers. The Company further agrees that it will pay or cause to be paid, promptly upon demand, any reasonable expense incurred by the Purchasers in connection with the making of any amendment to, or the giving of any release, consent or waiver in respect of, this Agreement and any document executed pursuant hereto or thereto, whether or not consummated, including the reasonable fees and disbursements of counsel for the Purchasers in connection therewith. The Company further agrees that it will pay, or reimburse the Purchasers for, promptly upon demand, all costs and expenses (including legal fees and disbursements) incident to or in connection with any proceeding or governmental investigation against or with respect to the Company or any obligor or any subsidiary or affiliate of any of them, and which result because of the ownership by the Purchasers of the Notes. The obligations of the Company under the immediately preceding sentence shall survive the termination of the Indenture, the transfer of any Note or portion thereof or interest therein by the Purchasers and the payment of any Note.

                  Section 5.2 Each of the Company and Oakwood Acceptance agrees (each as to its own obligations) to indemnify and hold harmless each Purchaser for the amount of any and all losses, claims, damages and liabilities to the extent that such loss, claim, damage or liability arose out of, or was imposed upon such Purchaser by reason of, the failure by the Company or Oakwood Acceptance, as the case may be, to perform any of its obligations under this Agreement and the Transaction Documents or the breach of a representation or warranty made by the Company or Oakwood Acceptance, as the case may be, herein.

                                  ARTICLE VI

                                 MISCELLANEOUS

                  Section 6.1 All agreements, indemnities, covenants, representations and warranties (which representations and warranties shall be deemed to be made as of the date specified therefor) made by the Company and Oakwood Acceptance herein and in Notes and other instruments delivered pursuant to this Agreement (and the representations and warranties of the Purchasers in Section 4.2 hereof, which representations and warranties shall be deemed to be made as of the Closing Date) shall survive the execution and delivery of this Agreement and the delivery of the Notes to the Purchasers and shall continue in effect so long as any Note remains outstanding.

                  Section 6.2 All notices, demands and other communications hereunder shall be in writing and hand delivered, telecopied, mailed (by registered or certified mail, postage prepaid) or delivered by a nationally recognized overnight courier service addressed:

                  (a)      if to Oakwood Acceptance:

                           Oakwood Acceptance Corporation
                           7800 McCloud Road
                           Greensboro, NC  27409-9634

                  (b)      if to the Company:

                           Oakwood Advance Receivables Company, L.L.C.
                           c/o Nevada Holdings Services, Inc.
                           Bank of America Plaza
                           101 Convention Center Drive - Suite 850
                           Las Vegas, Nevada  89109

                  (c)      if to the Purchasers:

at their respective addresses set forth in Schedule I or to such other addresses as may hereafter be designated in the manner above provided by any party for such purpose, and shall be effective upon receipt.

                  All payments to be made to a Purchaser shall be made by wire transfer to its account specified in Schedule I, or to such other account as it shall specify in writing to the Trustee.

                  Section 6.3 The Indenture and the Notes have been structured with the intention that the Notes will qualify under applicable tax law as indebtedness, and each of the Company, Oakwood Acceptance and the Purchasers by acceptance of the Notes (and any Person which is a beneficial owner of any interest in any such Note, by virtue of such person's acquisition of a beneficial interest therein) agrees to treat the Notes for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                  Section 6.4 This Agreement shall be binding upon, and inure to the benefit of, the Company, Oakwood Acceptance and the Purchasers and its successors and assigns, except that the Company and Oakwood Acceptance may not assign or transfer their rights hereunder without the prior written consent of the Purchasers. Nothing expressed herein is intended or shall be construed to give any person other than the persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement.

                  Section 6.5 If any provision hereof shall be invalid, illegal or unenforceable in any jurisdiction, the remaining provisions shall continue to be valid and enforceable in such jurisdiction and such provision shall continue to be valid and enforceable in all other jurisdictions.

                  Section 6.6 THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS.

                  This Agreement may not be waived, modified or amended without the written consent of the party against whom such waiver, modification or amendment is claimed. This Agreement may be executed in any number of counterparts, and by the different parties on different counterparts, each counterpart constituting an original, but all together constituting only one agreement.

                  Section 6.7 EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES OR ANY OTHER AGREEMENT RELATED HERETO OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER AGREEMENT RELATED HERETO, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

                  Section 6.8 Each of Oakwood Acceptance and the Company hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in The City of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Company and Oakwood Acceptance irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum, and further waives the right to object with respect to such proceedings that such court does not have any jurisdiction over such party.

                  IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                           OAKWOOD ADVANCE RECEIVABLES COMPANY, L.L.C.


                           By: /s/ Dennis W. Hazelrigg
                              -------------------------------------------------
                           Name: Dennis W. Hazelrigg
                           Title: President


                           OAKWOOD ACCEPTANCE CORPORATION


                           By: /s/ Douglas R. Muir
                              -------------------------------------------------
                           Name: Douglas R. Muir
                           Title: Vice President


                           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                           By: /s/ Michael J. Bozzo
                              -------------------------------------------------
                           Name: Michael J. Bozzo
                           Title: Vice President


                           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                           Advisor to the ABS Fund


                           By: /s/ Michael J. Bozzo
                              -------------------------------------------------
                           Name: Michael J. Bozzo
                           Title: Vice President


                           NORWEST BANK MINNESOTA, N.A., as Trustee for Norwest Stable Return Fund

                           By: The Prudential Insurance Company of America,
                               Investment Advisor

                           By: /s/ Michael J. Bozzo
                              -------------------------------------------------
                           Name: Michael J. Bozzo
                           Title: Vice President

                       [Schedules and Exhibits Omitted.]